UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Mark One)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of report July 22, 2004

Commission file number 0-25135

BANK OF COMMERCE HOLDINGS

(Exact name of Registrant as specified in its charter)

California	94-2823865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1951 Churn Creek Road Redding, Bancorp	96002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 224-3333

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate the number of shares outstanding of each of the
issuer’s class of common stock, as of the latest practicable date. June 30, 2004 8,192,886

Item 5. Other Events

On July 20, 2004 at a regularly schedule Board of Directors meeting, the Directors of Bank of Commerce Holdings’ unanimously passed a resolution to declare a three-for-one stock split to shareholders of record as of August 2, 2004 to be paid on August 16, 2004.

The NASDAQ National Market was notified via fax on the date the declaration took place followed by the official notification form: Listing of additional shares.

Mellon Investor Services will handle the issuance of the new stock.
Mellon Investor Services
235 Montgomery Street, 23rd Floor
San Francisco, California 94104
(800) 356-2017

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Bank of Commerce press release dated July 22, 2004, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 22, 2004	/s/ Linda J. Miles By: Linda J. Miles Executive Vice President & Chief Financial Officer

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